SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K

                  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934

          Date of report (date of earliest event reported): January 5, 1998

                                COMPUTRAC, INC.
               (Exact name of registrant as specified in its charter)

                                     TEXAS
         (State or other jurisdiction of incorporation or organization)

                       1-9115                            75-1540265
              (Commission File Number)      (I.R.S. Employer Identification No.)

       222 Municipal Drive Richardson, Texas                 75080
       (Address of principal executive offices)          (Zip Code)

            Registrant's telephone number, including area code: (972) 234-4241

























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

       ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

       (a)  SECTION 304(a)(1):

                 (i) On January 5, 1998, CompuTrac, Inc. (the Company) dismissed the accounting firm of Price Waterhouse LLP, Dallas, Texas, who have acted as certifying accountants for the Company for the years ending January 31, 1984 through January 31, 1997.

                 (ii) None of the prior certifying accountants' reports on the
                      Company's financial statements for the past two years contained an adverse opinion or disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope or accounting principle.

                (iii) The change of principal accountants was approved by the
                      Company's Board of Directors on December 29, 1997.

                 (iv) In connection  with its  audits for  the two most  recent fiscal years and through January 5, 1998, there have been no disagreements with Price Waterhouse LLP, on any matter of accounting principle or practice, financial statement
                      disclosure,  or   auditing  scope  or   procedure,  which
                      disagreements, if not resolved to the satisfaction of Price Waterhouse LLP, would have caused said accountants to make reference to the subject matter of such disagreements in their reports on the financial statements for such years.

                 (v) The Registrant has requested that Price Waterhouse LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated January 5, 1998, is filed as Exhibit 4.0 to this Form 8-K.

       (b)  SECTION 304(a)(2):

            (2) Effective January 5, 1998, the Company has engaged the accounting firm of Grant Thornton LLP, Dallas, Texas, to act as certifying accountants for the year ending January 31, 1998.

            (i) There were no written or oral consultations regarding the application of accounting principles to a specific completed or contemplated transaction, or to the type of audit opinion that might be rendered in the Company's decision to change accounting firms.

            (ii) (not applicable)


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

       ITEM 7.   FINANCIAL  STATEMENT, PRO  FORMA  FINANCIAL INFORMATION  AND
                 EXHIBITS.

            (a)  The following exhibits are filed with this report.

            4.0 Statement of prior certifying accountant in response to the information disclosed herein.




































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





                                     SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.


                                               COMPUTRAC, INC.


                                               /s/ Cheri L. White
                                               -------------------------------
                                               Cheri L. White
                                               Vice President _ Finance and
                                               Chief Financial Officer

       Date:     January 5, 1998
































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






                                    EXHIBIT INDEX


                                                              SEQUENTIALLY
       EXHIBIT NO.                EXHIBIT NAME                NUMBERED PAGE

          4.0         Statement of prior certifying accountant     5
                      in response to the information disclosed herein.







































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
                                                                  EXHIBIT 4.0




       January 5, 1998

       Securities and Exchange Commission
       450 Fifth Street, N.W.
       Washington, D.C.  20549


       Ladies and Gentlemen:

                                   COMPUTRAC, INC.

       We have read Item 4 of CompuTrac, Inc.'s Form 8-K dated January 5, 1998, and are in agreement with the statements contained in paragraph 4(a) therein.


       Yours very truly,

       /s/ Price Waterhouse LLP